UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2013

HEALTH ENHANCEMENT PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-30415	87-0699977
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7 West Square Lake Rd., Bloomfield Hills, Michigan  48302

(Address of principal executive offices)  (Zip Code)

Registrant's telephone number, including area code  (248) 452-9866

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment

On August 28, 2013, Christopher Maggiore was appointed to the Board of Directors of the Registrant, to serve in such capacity until his successor is appointed and qualified or until his earlier resignation or removal.

Mr. Maggiore, at his request, will receive no compensation for serving as a member of the Board of Directors of the Registrant

Mr. Maggiore is currently a significant investor in the Registrant.  Mr. Maggiore is a successful entrepreneur and has been involved in real estate development, building and management of businesses for over 25 years.  He currently owns and manages a portfolio of businesses and investments.

Item 9.01

Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH ENHANCEMENT PRODUCTS, INC.

Date:  August 30, 2013

By: /s/ PHILIP M, RICE II

Philip M. Rice, II, Chief Financial Officer

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